                                                              Registration No. 2-31661
                                                                File No. 811-1810

                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549
                                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933                                                                                                  [ x ]

Pre-Effective Amendment No. _____                                                                             [   ]

Post-Effective Amendment No. 76                                                                               [ x ]

                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                                                   [ x ]

Amendment No. 37                                                                                              [ x ]

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                                              Oppenheimer Global Fund
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                                (Exact Name of Registrant as Specified in Charter)

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                                    6803 South Tucson Way, Englewood, CO 80112
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                                (Address of Principal Executive Offices) (Zip Code)

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                                                   303.768.3200
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                               (Registrant's Telephone Number, including Area Code)

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                                               Robert G. Zack, Esq.

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                                              OppenheimerFunds, Inc.

                                   498 Seventh Avenue, New York, New York 10018

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                                      (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ]    Immediately upon filing pursuant to paragraph (b)
[ x ]    On January 28, 2002 pursuant to paragraph (b)
[   ]    60 days after filing pursuant to paragraph (a)(1)
[   ]    On ____________ pursuant to paragraph (a)(1)
[   ]    75 days after filing pursuant to paragraph (a)(2)
[   ]    On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
         [   ]    This  post-effective   amendment   designates  a  new  effective  date  for  a  previously  filed post-effective amendment.